LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001

Seeking long-term growth of capital,
current income and growth of income

KEMPER U.S. GROWTH AND
INCOME FUND

  "Although the fund declined during the period, we're pleased to report that it fared substantially better than the S&P 500."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
TERMS TO KNOW

10
INDUSTRY SECTORS

11
LARGEST HOLDINGS

12
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

20
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER U.S. GROWTH AND INCOME
 FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER U.S. GROWTH AND      KEMPER U.S. GROWTH AND      LIPPER LARGE-CAP VALUE
KEMPER U.S. GROWTH AND INCOME FUND CLASS A         INCOME FUND CLASS B         INCOME FUND CLASS C       FUNDS CATEGORY AVERAGE*
------------------------------------------       ----------------------      ----------------------      -----------------------
-14.44                                                   -14.80                      -14.72                       -5.51

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER U.S. GROWTH AND
    INCOME FUND CLASS A              $9.36    $10.94
 .........................................................
    KEMPER U.S. GROWTH AND
    INCOME FUND CLASS B              $9.27    $10.88
 .........................................................
    KEMPER U.S. GROWTH AND
    INCOME FUND CLASS C              $9.27    $10.87
 .........................................................

 KEMPER U.S. GROWTH AND INCOME
 FUND LIPPER RANKINGS AS OF 3/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP VALUE FUNDS CATEGORY

                        CLASS A                 CLASS B                 CLASS C
 ..........................................................................................
    1-YEAR              #224 of                 #229 of                 #228 of
                       275 funds               275 funds               275 funds
 ..........................................................................................
    3-YEAR              #181 of                 #187 of                 #186 of
                       201 funds               201 funds               201 funds
 ..........................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc. Chicago,
BOX] IL. (312) 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN ASSESSMENT OF RISK AND DO
                           NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S
                           PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM
                           VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR
                           CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT
                           STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO
                           HOLDINGS. MORNINGSTAR HAS PLACED KEMPER U.S. GROWTH
                           AND INCOME FUND IN THE LARGE VALUE CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

                             IN THE FOLLOWING INTERVIEW, PORTFOLIO MANAGERS KATHLEEN MILLARD AND GREGORY ADAMS DISCUSS KEMPER U.S. GROWTH AND INCOME FUND'S STRATEGY AND THE MARKET ENVIRONMENT DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2001.

Q     THE PAST SIX MONTHS WAS A TUMULTUOUS PERIOD FOR THE STOCK MARKET, AND ONE
THAT WAS DIFFICULT FOR INVESTORS. WHAT'S YOUR TAKE ON RECENT EVENTS?

A     The most important factor influencing the stock market has been the slowdown in the U.S. economy and the concurrent decline in corporate earnings. After several years of strong growth, the economy took a turn for the worse in late 2000 following a series of interest-rate increases by the U.S. Federal Reserve. Corporations, which had been investing in new assets at a rapid pace when the economy was doing well, made significant cutbacks in their spending. This hurt the earnings of companies that provide technology to corporate America and, in turn, took a toll on their suppliers. With earnings declining -- and no "visibility" as to when conditions might improve -- investors were no longer willing to pay high valuations for stocks.

  The reversal in the powerful earnings trends of the late 1990s caused a sell-off in growth stocks -- particularly richly valued technology shares -- and sparked a rotation into companies with strong fundamentals and attractive valuations. This benefited stocks in the traditional "value" sectors, which posted strong relative performance throughout much of the reporting period. By March, however, even value stocks weakened as market participants began to fear that the slowdown in the economy would be deeper and more protracted than many had expected. And although the Fed had begun to cut short-term interest rates, the market feared that the cuts were not aggressive enough to ward off a potential recession. For the six months ended March 31, the Standard & Poor's 500 stock index (the fund's unmanaged benchmark) declined 18.74 percent, while the technology-heavy Nasdaq Composite plummeted 49.90 percent.

Q     HOW DID KEMPER U.S. GROWTH AND INCOME FUND WITHSTAND THIS TURBULENT
ENVIRONMENT?

A     Although the fund declined during the period, we're pleased to report that it fared substantially better than the S&P 500. The fund's Class A shares (unadjusted for sales charges) declined 14.44 percent, ending the six-month period 4.30 percent ahead of its benchmark. We never like shareholders to endure losses on their investments, but our charter with this fund is to outperform the overall market as measured by the S&P 500. Since October 1999, we have achieved our goal by broadening the fund's investment universe. We have also added measures to our selection criteria that allow us to take advantage of opportunities in a wider range of companies and sectors.

[MILLARD PHOTO]

KATHLEEN MILLARD JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1991 AS A PORTFOLIO MANAGER, HAVING BEGUN HER INVESTMENT CAREER IN 1983. MILLARD HAS 18 YEARS OF INVESTMENT INDUSTRY EXPERIENCE AS A PORTFOLIO MANAGER SPECIALIZING IN VALUE-STYLE PORTFOLIOS AND IS A CHARTERED FINANCIAL ANALYST. MILLARD IS JOINED BY PORTFOLIO MANAGER GREGORY ADAMS, WHO JOINED THE ORGANIZATION IN 1999. ADAMS IS A CHARTERED FINANCIAL ANALYST AND HAS 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD SUPPORT THE TEAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

Q     THE FUND HOLDS 17 PERCENT OF NET ASSETS IN TECHNOLOGY. HOW HAS THIS
AFFECTED PERFORMANCE, AND WHAT IS YOUR STRATEGY IN REGARD TO THIS SECTOR?

A     The fund is underweight in technology stocks compared with its benchmark, and this was a key factor in our outperformance. In terms of absolute performance, however, our position in technology detracted, since so many companies in the sector posted large declines during the six months. Holdings that performed particularly poorly were Cisco Systems, Corning and Oracle. Investor sentiment toward the tech sector is still negative, but we are beginning to find attractive opportunities there. As many stocks have moved into the "buy" zone of our model, we have been selectively adding to positions in companies we like, such as Adobe, PeopleSoft and Scientific Atlanta. The fund's weighting in technology is now modestly underweight relative to the S&P 500, compared with a significant underweight in the latter part of 2000.

Q     FINANCIAL STOCKS ALSO MAKE UP A SIGNIFICANT PORTION OF THE PORTFOLIO. HOW
IS THE FUND POSITIONED WITHIN THAT GROUP?

A     Performance was hurt somewhat by our overweight position in financials.
While fund holdings included strong performers such as Washington Mutual, Fannie Mae and Allstate, our positions in brokers and insurers struggled, as did our holdings in Citigroup and American Express.

  From a strategic standpoint, we have been rotating away from insurance companies and into banks. We were underweight banks during 2000 because we were concerned about the credit outlook -- i.e., the quality of loan portfolios within the banking sector. We now believe that the credit picture is improving. Additionally, the Federal Reserve's recent policy in regard to cutting short-term interest rates should be positive for bank stocks, which typically benefit from a lower-interest-rate environment.

Q     WHAT OTHER FACTORS HELPED AND HURT PERFORMANCE?

A     The fund was helped by its overweight position in basic materials and consumer cyclical stocks, as well as strong stock selection in the energy and communication services areas. Another positive was the fund's health care stocks. Strong performers include top fund holdings such as American Home Products, Merck and Baxter International. On the negative side, some of our consumer staples stocks and an underweighting in utilities stocks detracted from performance.

Q     WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET FROM HERE?

A     We expect that volatility will continue in the immediate future, creating more uncertainty for investors. However, we are optimistic on the market's longer-term outlook, for three reasons:

- First, the valuation picture has grown increasingly attractive. Throughout the late '90s, many companies with attractive valuations also had poor fundamentals, meaning that there were fewer attractive options for value-oriented investors. But at present, we are finding a wealth of fundamentally sound companies on the "bargain table," presenting what we believe to be an exciting opportunity.

- Second, the Federal Reserve is being aggressive in cutting short-term interest rates. While the Fed's stance had not yet translated into improved market performance through the end of the reporting period, we feel that it will provide a positive backdrop for the markets in the months ahead.

- Third, we hold a favorable long-term outlook for the U.S. economy. While growth is unlikely to rebound immediately, we feel that prospects for the next two to three years are much more positive. We believe that the stock market, at its current level, presents an opportunity to take advantage of the stronger economic environment we see emerging in the years ahead.

Q     HOW DOES YOUR OVERALL STRATEGY REFLECT THIS OUTLOOK?

A     Our basic strategy is always the same. We focus on fundamentals, valuation and risk management, and we always strive to stay true to our disciplined, three-step investment process. That said, we have maintained a relatively defensive approach (i.e., one that is geared for a volatile, downward-trending market). However, we have been increasingly vigilant in searching for opportunities to take advantage of the positive trends we mentioned above by gradually adding to the fund's position in more-aggressive sectors such as technology. Given our focus on companies with attractive valuations, sustainable franchises and strong balance sheets, we feel that the time is right to begin taking advantage of the substantial correction that the market has experienced over the last six months.

TERMS TO KNOW

BASIC MATERIALS Companies that produce the raw materials used in creating finished products. Mining, paper and chemical companies are examples of those that are generally included in this category.

CONSUMER CYCLICALS Companies that make products that are primarily bought by consumers but are not staples such as food or beverages. For example: automakers, retailers and hotel operators are in this category. Since these companies tend to make products that are non-necessities, they tend to be more sensitive to economic fluctuations.

CONSUMER STAPLES Companies that make products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

VALUE STOCK A company whose stock price does not fully reflect its intrinsic value, as indicated by price-to-earnings ratio, price-to-book-value ratio, dividend yield or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data show the percentage of common stocks in the portfolio that each sector represented on March 31, 2001, and September 30, 2000.
[BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND             KEMPER U.S. GROWTH AND
                                                                   INCOME FUND ON 3/31/01             INCOME FUND ON 9/30/00
                                                                   ----------------------             ----------------------
Finance                                                                     21.2                               19.1
Consumer nondurables                                                        19.6                               15.7
Technology                                                                  17.1                               16.2
Health care                                                                 14.1                               12.1
Energy                                                                       7.4                                  9
Communication services                                                       7.2                               13.2
Capital goods                                                                6.5                                  0
Basic materials                                                              3.8                                5.2
Utilities                                                                    2.1                                3.5
Transportation                                                                 1                                  0
Other                                                                          0                                  6

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
Data show the percentage of common stocks in the portfolio that each sector of Kemper U.S. Growth And Income Fund represented on March 31, 2001, compared with the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 stock index.
[BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND          STANDARD & POOR'S 500 STOCK
                                                                   INCOME FUND ON 3/31/01                INDEX ON 3/31/01
                                                                   ----------------------          ---------------------------
Finance                                                                     21.2                               17.2
Consumer nondurables                                                        19.6                               21.3
Technology                                                                  17.1                               19.2
Health care                                                                 14.1                               13.1
Energy                                                                       7.4                                  7
Communication services                                                       7.2                                  6
Capital goods                                                                6.5                                8.9
Basic materials                                                              3.8                                2.6
Utilities                                                                    2.1                                  4
Transportation                                                                 1                                0.7

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 26.1 percent of the fund's total portfolio on March 31, 2001.

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          EXXON MOBIL                   Engaged in the exploration,            3.6%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
--------------------------------------------------------------------------------------
2.          MICROSOFT                     Develops, markets and supports a       3.0%
                                          variety of software, operating
                                          systems, and language and
                                          application programs.
--------------------------------------------------------------------------------------
3.          GENERAL ELECTRIC              Manufactures and markets a wide        2.9%
                                          variety of products for the
                                          generation, transmission,
                                          distribution, control and
                                          utilization of electricity.
--------------------------------------------------------------------------------------
4.          CITIGROUP                     Diversified holding company whose      2.9%
                                          businesses provide a range of
                                          financial services, including
                                          banking, insurance and investment
                                          services, to consumer and corporate
                                          customers around the world.
--------------------------------------------------------------------------------------
5.          WAL-MART                      Large, global retailer, with           2.7%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          operates Wal-Marts, Wal-Mart
                                          Supercenters and Sam's Clubs. It
                                          also sells branded merchandise
                                          under the Popular Mechanics, Better
                                          Homes & Gardens and Sam's American
                                          Choice labels.
--------------------------------------------------------------------------------------
6.          AMERICAN HOME PRODUCTS        Manufactures and markets health        2.5%
                                          care products, including
                                          pharmaceuticals, consumer health
                                          care products and medical supplies.
--------------------------------------------------------------------------------------
7.          CHEVRON                       Produces, refines, markets and         2.2%
                                          transports a wide range of
                                          petroleum products. The company
                                          also includes chemical operations.
--------------------------------------------------------------------------------------
8.          BAXTER INTERNATIONAL          Develops, manufactures and             2.2%
                                          distributes a diversified line of
                                          products, systems and services
                                          primarily used in the health care
                                          field.
--------------------------------------------------------------------------------------
9.          WASHINGTON MUTUAL             A diversified financial services       2.1%
                                          group operating in mortgage
                                          banking, consumer banking,
                                          commercial banking and consumer
                                          finance to consumers and small and
                                          midsize businesses.
--------------------------------------------------------------------------------------
10.         PROCTER & GAMBLE              Manufactures and markets a broad       2.0%
                                          range of consumer goods in many
                                          countries throughout the world. The
                                          company's business segments are
                                          fabric and home care, paper, beauty
                                          care, health care, food and
                                          beverage products.
--------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GROWTH & INCOME FUND
Portfolio of Investments at March 31, 2001 (Unaudited)

                                                                                            PRINCIPAL
    REPURCHASE AGREEMENTS--4.9%                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
                                             State Street Bank & Trust Company,
                                               5.23%, to be repurchased at $1,597,696
                                               on 4/02/2001**
                                               (Cost: $1,597,000)                           $1,597,000   $ 1,597,000
                                             ---------------------------------------------------------------------------

                                                                                            NUMBER OF
    COMMON STOCKS--95.1%                                                                      SHARES
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--5.8%
      DEPARTMENT & CHAIN STORES
                                             Home Depot, Inc.                                  12,500        538,750
                                             May Department Stores Co.                         12,900        457,692
                                             Wal-Mart Stores, Inc.                             17,300        873,650
                                             ---------------------------------------------------------------------------
                                                                                                           1,870,092
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--5.7%
      ALCOHOL & TOBACCO--1.5%
                                             Anheuser-Busch Companies, Inc.                    10,700        491,451
                                             ---------------------------------------------------------------------------

      FOOD & BEVERAGE--1.2%
                                             PepsiCo, Inc.                                      9,300        408,735
                                             ---------------------------------------------------------------------------

      PACKAGE GOODS/
      COSMETICS--3.0%
                                             Avon Products, Inc.                                7,800        311,922
                                             Procter & Gamble Co.                              10,400        651,040
                                             ---------------------------------------------------------------------------
                                                                                                             962,962
------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--6.9%

      TELEPHONE/COMMUNICATIONS
                                             AT&T Wireless Group*                              15,700        301,126
                                             BellSouth Corp.                                   13,200        540,144
                                             SBC Communications, Inc.                          10,311        460,180
                                             Sprint Corp.                                      18,100        398,019
                                             Verizon Communications                            11,086        546,540
                                             ---------------------------------------------------------------------------
                                                                                                           2,246,009
------------------------------------------------------------------------------------------------------------------------
    DURABLES--4.4%

      AEROSPACE--1.2%
                                             Boeing Co.                                         6,900        384,399
                                             ---------------------------------------------------------------------------

      AUTOMOBILES--1.5%
                                             Ford Motor Co.                                    17,457        490,891
                                             ---------------------------------------------------------------------------

      CONSTRUCTION/
      AGRICULTURAL EQUIPMENT--1.0%
                                             Deere & Co.                                        8,500        308,890
                                             ---------------------------------------------------------------------------

      TELECOMMUNICATIONS
      EQUIPMENT--0.7%
                                             Scientific-Atlanta, Inc.                           5,800        241,222
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    ENERGY--7.0%

      OIL & GAS PRODUCTION--1.2%
                                             Burlington Resources, Inc.                         8,700        389,325
                                             ---------------------------------------------------------------------------

      OIL COMPANIES--5.8%
                                             Chevron Corp.                                      8,275        726,545
                                             Exxon Mobil Corp.                                 14,449      1,170,367
                                             ---------------------------------------------------------------------------
                                                                                                           1,896,912

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
    FINANCIAL--18.3%

      BANKS--8.2%
                                             Bank One Corp.                                    12,600    $   455,868
                                             Bank of America Corp.                             10,900        596,775
                                             Citigroup, Inc.                                   21,166        952,047
                                             FleetBoston Financial Corp.                       11,100        419,025
                                             Wachovia Corp.                                     4,100        247,025
                                             ---------------------------------------------------------------------------
                                                                                                           2,670,740

      INSURANCE--3.3%
                                             Allstate Corp.                                    10,000        419,400
                                             American International Group, Inc.                 8,050        648,025
                                             ---------------------------------------------------------------------------
                                                                                                           1,067,425

      CONSUMER FINANCE--2.3%
                                             American Express Co.                               6,100        251,930
                                             Mellon Financial Corp.                            12,300        498,396
                                             ---------------------------------------------------------------------------
                                                                                                             750,326

      OTHER FINANCIAL COMPANIES--4.5%
                                             Federal National Mortgage Association              5,875        467,650
                                             Marsh & McLennan Companies, Inc.                   3,200        304,096
                                             Washington Mutual, Inc.                           12,300        673,425
                                             ---------------------------------------------------------------------------
                                                                                                           1,445,171
------------------------------------------------------------------------------------------------------------------------
    HEALTH--13.8%

      BIOTECHNOLOGY--1.1%
                                             Genzyme Corp.*                                     4,000        361,320
                                             ---------------------------------------------------------------------------

      MEDICAL SUPPLY & SPECIALTY--2.7%
                                             Baxter International, Inc.*                        7,500        706,050
                                             Biomet, Inc.*                                      4,100        161,502
                                             ---------------------------------------------------------------------------
                                                                                                             867,552

      PHARMACEUTICALS--10.0%
                                             American Home Products Corp.                      13,600        799,000
                                             Bristol-Myers Squibb Co.                           8,450        501,930
                                             Eli Lilly & Co.                                    7,100        544,286
                                             Johnson & Johnson                                  4,300        376,121
                                             Merck & Co., Inc.                                  7,100        538,890
                                             Pfizer, Inc.                                      12,400        507,780
                                             ---------------------------------------------------------------------------
                                                                                                           3,268,007
------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--5.5%

      CHEMICALS--1.1%
                                             Dow Chemical Co.                                  11,700        369,369
                                             ---------------------------------------------------------------------------

      CONTAINERS & PAPER--1.4%
                                             International Paper Co.                           12,700        458,216
                                             ---------------------------------------------------------------------------

      DIVERSIFIED MANUFACTURING--3.0%
                                             General Electric Co.                              22,900        958,594
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MEDIA--4.2%

      ADVERTISING--1.1%
                                             Interpublic Group of Companies, Inc.              10,900        374,415
                                             ---------------------------------------------------------------------------

      BROADCASTING & ENTERTAINMENT--1.3%
                                             The Walt Disney Co.                               14,600        417,560
                                             ---------------------------------------------------------------------------

      CABLE TELEVISION--1.8%
                                             Comcast Corp.*                                    13,600        570,350
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    METALS & MINERALS--1.0%

      STEEL & METALS
                                             Alcoa, Inc.                                        9,100        327,145
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--4.8%

      ENVIRONMENTAL SERVICES--1.2%
                                             Waste Management, Inc.*                           16,000    $   395,200
                                             ---------------------------------------------------------------------------

      INVESTMENT--2.3%
                                             Lehman Brothers Holdings, Inc.                     4,400        275,880
                                             Morgan Stanley Dean Witter & Co.                   8,400        449,400
                                             ---------------------------------------------------------------------------
                                                                                                             725,280

      PRINTING/PUBLISHING--1.3%
                                             McGraw-Hill, Inc.                                  7,100        423,515
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--14.7%

      COMPUTER SOFTWARE--5.7%
                                             Adobe Systems, Inc.                                7,600        265,772
                                             Intuit, Inc.*                                      2,400         66,600
                                             Microsoft Corp.*                                  17,900        978,906
                                             Oracle Corp.*                                     16,600        248,668
                                             PeopleSoft, Inc*                                  11,600        271,875
                                             ---------------------------------------------------------------------------
                                                                                                           1,831,821

      DIVERSE ELECTRONIC PRODUCTS--1.5%
                                             Applied Materials, Inc.*                          11,400        495,900
                                             ---------------------------------------------------------------------------

      ELECTRONIC
      COMPONENTS/
      DISTRIBUTORS--1.3%
                                             Cisco Systems, Inc.*                              25,900        409,544
                                             ---------------------------------------------------------------------------

      ELECTRONIC DATA PROCESSING--2.6%
                                             Compaq Computer Corp.                             20,000        364,000
                                             Hewlett-Packard Co.                               10,500        328,335
                                             International Business Machines Corp.              1,700        163,506
                                             ---------------------------------------------------------------------------
                                                                                                             855,841

      SEMICONDUCTORS--2.9%
                                             Atmel Corp.*                                      19,500        191,344
                                             Intel Corp.                                       19,800        520,988
                                             Texas Instruments, Inc.                            7,200        223,056
                                             ---------------------------------------------------------------------------
                                                                                                             935,388

      MISCELLANEOUS--0.7%
                                             Corning, Inc.                                     11,025        228,107
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--1.0%

      RAILROADS
                                             Union Pacific Corp.                                5,400        303,750
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    UTILITIES--2.0%

      ELECTRIC UTILITIES
                                             Exelon Corp.                                       6,146        403,178
                                             FPL Group, Inc.                                    3,800        232,940
                                             ---------------------------------------------------------------------------
                                                                                                             636,118
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--95.1%
                                             (Cost: $30,763,275)                                          30,837,542
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost: $32,360,275)(a)                                      $32,434,542
                                             ---------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $32,411,108. At March 31, 2001, net unrealized appreciation for all investment securities based on tax cost was $23,434. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $2,670,730 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $2,647,296.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2001 (Unaudited)

ASSETS
---------------------------------------------------------------------------
Investments in securities, at value (cost $32,360,275)          $32,434,542
---------------------------------------------------------------------------
Cash                                                                    536
---------------------------------------------------------------------------
Receivable for investments sold                                      77,426
---------------------------------------------------------------------------
Dividends receivable                                                 22,553
---------------------------------------------------------------------------
Interest receivable                                                     464
---------------------------------------------------------------------------
Receivable for Fund shares sold                                      24,100
---------------------------------------------------------------------------
Other assets                                                          3,712
---------------------------------------------------------------------------
TOTAL ASSETS                                                    $32,563,333
---------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------
Payable for investments purchased                                    35,793
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                     14,973
---------------------------------------------------------------------------
Accrued management fee                                               22,757
---------------------------------------------------------------------------
Accrued reorganization costs                                         27,276
---------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                     910
---------------------------------------------------------------------------
Other payables and accrued expenses                                  11,062
---------------------------------------------------------------------------
Total liabilities                                                   112,771
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $32,450,562
---------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment income (loss)                        $   (28,237)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                         74,267
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (2,893,942)
---------------------------------------------------------------------------
Paid-in capital                                                  35,298,474
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $32,450,562
---------------------------------------------------------------------------
NET ASSET VALUE
---------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($14,011,198/1,497,366 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $9.36
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $9.36)               $9.93
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($14,551,899/1,569,319 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $9.27
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($3,887,465/419,491 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $9.27
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends                                                       $   261,084
---------------------------------------------------------------------------
Interest                                                             42,060
---------------------------------------------------------------------------
Total income                                                        303,144
---------------------------------------------------------------------------
Expenses:
Management fee                                                      104,558
---------------------------------------------------------------------------
Services to shareholders                                            124,842
---------------------------------------------------------------------------
Custodian and accounting fees                                        29,909
---------------------------------------------------------------------------
Distribution services fees                                           73,607
---------------------------------------------------------------------------
Administrative services fees                                         43,566
---------------------------------------------------------------------------
Auditing                                                             17,190
---------------------------------------------------------------------------
Legal                                                                 4,005
---------------------------------------------------------------------------
Trustees' fees and expenses                                           4,935
---------------------------------------------------------------------------
Reports to shareholders                                              26,531
---------------------------------------------------------------------------
Registration fees                                                    29,135
---------------------------------------------------------------------------
Reorganization                                                       31,147
---------------------------------------------------------------------------
Other                                                                 4,324
---------------------------------------------------------------------------
Total expenses, before expense reductions                           493,749
---------------------------------------------------------------------------
Expense reductions                                                 (164,514)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            329,235
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        (26,091)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from investments                           314,541
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (5,736,972)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (5,422,431)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(5,448,522)
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED
                                                                 MARCH 31,      YEAR ENDED
                                                                   2001        SEPTEMBER 30,
                                                                (UNAUDITED)        2000
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------
Operations:
Net investment gain (loss)                                      $   (26,091)   $     11,203
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 314,541      (2,192,745)
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions
during the period                                                (5,736,972)      5,376,327
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (5,448,522)      3,194,785
--------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                                --         (22,699)
--------------------------------------------------------------------------------------------
  Class B                                                                --          (8,774)
--------------------------------------------------------------------------------------------
  Class C                                                                --          (2,002)
--------------------------------------------------------------------------------------------
From tax return of capital
  Class A                                                                --         (44,918)
--------------------------------------------------------------------------------------------
  Class B                                                                --         (17,364)
--------------------------------------------------------------------------------------------
  Class C                                                                --          (3,961)
--------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         8,040,880      18,117,524
--------------------------------------------------------------------------------------------
Reinvestment of distributions                                            --          92,391
--------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (5,438,291)    (20,493,053)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      2,602,589      (2,283,138)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (2,845,933)        811,929
--------------------------------------------------------------------------------------------
Net assets at beginning of period                                35,296,495      34,484,566
--------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated net
investment loss of $28,237 and $2,146, respectively)            $32,450,562    $ 35,296,495
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                              CLASS A
                                              ---------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                                                                                   JANUARY 30, 1998
                                                 SIX MONTHS                                        (COMMENCEMENT OF
                                                   ENDED           YEAR ENDED      YEAR ENDED       OPERATIONS) TO
                                               MARCH 31, 2001     SEPTEMBER 30,   SEPTEMBER 30,      SEPTEMBER 30,
                                                 (UNAUDITED)         2000             1999                1998
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.94             9.99            9.12             9.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                        .01              .04             .13              .07
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               (1.59)             .95             .86             (.38)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (1.58)             .99             .99             (.31)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    --             (.01)           (.12)            (.07)
-------------------------------------------------------------------------------------------------------------------
Tax return of capital                                    --             (.03)             --               --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                      --             (.04)           (.12)            (.07)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         9.36            10.94            9.99             9.12
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                (14.44)**          9.90           10.87            (3.36)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)           14,011           15,973          17,118            8,777
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.32*(d)         1.86            2.10             2.59*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.43*(d)         1.36            1.24             1.36*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .23*              38            1.29             1.56*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              69*              79              74               93*
-------------------------------------------------------------------------------------------------------------------

                                                                              CLASS B
                                               --------------------------------------------------------------------
                                                                                                     FOR PERIOD
                                                                                                   JANUARY 30, 1998
                                                 SIX MONTHS                                        (COMMENCEMENT OF
                                                   ENDED           YEAR ENDED     YEAR ENDED        OPERATIONS) TO
                                               MARCH 31, 2001    SEPTEMBER 30,   SEPTEMBER 30,       SEPTEMBER 30,
                                                 (UNAUDITED)         2000            1999                1998
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.88             9.98            9.12             9.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                       (.02)            (.03)            .05              .03
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               (1.59)             .95             .86             (.38)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (1.61)             .92             .91             (.35)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    --             (.01)           (.05)            (.03)
-------------------------------------------------------------------------------------------------------------------
Tax return of capital                                    --             (.01)             --               --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                      --             (.02)           (.05)            (.03)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         9.27            10.88            9.98             9.12
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                (14.80)**          9.20            9.96            (3.72)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)           14,552           15,665          14,564            6,661
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        3.06*(d)         2.74            2.97             3.49*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.11*(d)         2.01            2.01             2.01*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.45)*           (.29)            .52              .91*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              69*              79              74               93*
-------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                 ----------------------------------------------------------------------------
                                                                                                              FOR THE PERIOD
                                                                                                             JANUARY 30, 1998
                                                   SIX MONTHS                                                (COMMENCEMENT OF
                                                      ENDED            YEAR ENDED           YEAR ENDED        OPERATIONS) TO
                                                 MARCH 31, 2001      SEPTEMBER 30,        SEPTEMBER 30,       SEPTEMBER 30,
                                                   (UNAUDITED)            2000                 1999                1998
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.87               9.97                 9.12               9.50
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                        (.02)              (.03)                 .06                .03
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                (1.58)               .95                  .84               (.38)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (1.60)               .92                  .90               (.35)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                     --               (.01)                (.05)              (.03)
-----------------------------------------------------------------------------------------------------------------------------
Tax return of capital                                     --               (.01)                  --                 --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                       --               (.02)                (.05)              (.03)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          9.27              10.87                 9.97               9.12
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                 (14.72)**            9.21                 9.88              (3.71)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)             3,888              3,658                2,803              3,125
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         3.09*(d)           3.16                 2.78               3.25*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expenses reductions (%)         2.07*(d)           1.99                 1.99               1.99*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               (.42)*             (.28)                 .54                .93*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               69*                79                   74                 93*
-----------------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred with the reorganization before expense reductions were 2.25%, 2.96% and 2.98% for Class A, B and C, respectively and after expense reductions were 1.36%, 2.01% and 1.99%, respectively for Class A, B and C.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper U.S. Growth and Income Fund (the "Fund"), a
                             diversified series of Kemper Securities Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair

NOTES TO FINANCIAL STATEMENTS

                             value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $1,354,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2006 ($407,000), September 30, 2007 ($263,000) and
                             September 30, 2008 ($684,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through September 30, 2000, the Fund incurred approximately $1,796,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     For the six months ended March 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $13,612,090

                             Proceeds from sales                      11,712,421

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. ("ZSI" or the "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .60% of the first $250 million of average daily net assets declining to .53% of average daily net assets in excess of $2.5 billion. The Fund incurred a management fee of $58,349 after an expense waiver by ZSI of $46,209 for the six months ended March
                             31, 2001. This was equivalent to an annual effective rate of .33% for the six months ended
                             March 31, 2001.

                             ZSI agreed to temporarily waive and reimburse certain operating expenses of the Fund. Under this arrangement, ZSI waived expenses of $115,369.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 are $9,291.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended March 31, 2001 were $102,925, all of which is paid at March 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund to SDI for the six months ended March 31, 2001 were $43,566, all of which is paid at March 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $124,256 for the six months ended March 31, 2001, all of which is paid at March 31, 2001.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of ZSI, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 2001, the amount charged to the Fund by SFAC aggregated $29,864 of which $465 is unpaid at March 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of ZSI. For the six months ended March 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $4,935 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                      SIX MONTHS ENDED              YEAR ENDED
                                                                       MARCH 31, 2001           SEPTEMBER 30, 2000
                                                                   ----------------------    -------------------------
                                                                    SHARES      AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A                     278,476   $ 2,850,200       816,162   $  8,574,774
                                       -------------------------------------------------------------------------------
                                        Class B                     352,500     3,639,718       640,610      6,740,098
                                       -------------------------------------------------------------------------------
                                        Class C                     150,594     1,550,962       265,723      2,802,652
                                       -------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                          --            --         5,997         62,844
                                       -------------------------------------------------------------------------------
                                        Class B                          --            --         2,326         24,351
                                       -------------------------------------------------------------------------------
                                        Class C                          --            --           497          5,196
                                       -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A                    (241,122)   (2,477,979)   (1,076,078)   (11,316,337)
                                       -------------------------------------------------------------------------------
                                        Class B                    (222,619)   (2,273,610)     (662,643)    (6,973,579)
                                       -------------------------------------------------------------------------------
                                        Class C                     (67,522)     (686,702)     (210,912)    (2,203,137)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                          $ 2,602,589                 $ (2,283,138)
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2001, the Fund's custodian and transfer agent fees were reduced by $45 and $586 respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    PLAN OF
     REORGANIZATION          In early 2000, ZSI initiated a restructuring
                             program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

                             On November 29, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Growth and Income Fund, pursuant to which Scudder Growth and Income Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Growth and Income Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this restructuring initiative are being borne jointly by the Advisor and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear $2,305 of such costs. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper U.S. Growth and Income Fund will become a shareholder of the Scudder Growth and Income Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Growth and Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILLIP J. COLLORA                LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Assistant Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           LINDA C. COUGHLIN                 Secretary
                                  Chairperson and
FREDERICK T. KELSEY               Vice President                    CAROLINE PEARSON
Trustee                                                             Assistant Secretary
                                  JOHN R. HEBBLE
FRED B. RENWICK                   Treasurer                         BRENDA LYONS
Trustee                                                             Assistant Treasurer
                                  JAMES M. EYSENBACH
JOHN G. WEITHERS                  Vice President
Trustee
                                  KATHLEEN MILLARD
                                  Vice President

                                  KATHRYN L. QUIRK
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com



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